UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2026

C3.AI, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction
of Incorporation)
1400 Seaport Blvd
Redwood City, CA
(Address of Principal Executive Offices)
001-39744
(Commission File Number)

26-3999357
(IRS Employer Identification No.)
94063
(Zip Code)
(650) 503-2200
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	AI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On October 26, 2026, C3.ai, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via live webcast. At the Annual Meeting, the Company’s stockholders voted on the four proposals set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities and Exchange Commission on August 28, 2026 (the “Proxy Statement”).

Proposal 1 – Election of Directors. The Company’s stockholders elected each of the following Class III director nominees to hold office until the Company’s 2029 Annual Meeting of Stockholders, and until his successor is duly elected and qualified or until his earlier death, resignation, or removal. The results of the vote were:

Nominee	For	Withhold	Broker Non-Vote
John C. Dwyer	238,275,220	633,707	34,213,731
Michael G. McCaffery	215,198,461	23,710,466	34,213,731
Stephen M. Ward, Jr.	190,644,177	48,264,750	34,213,731

Proposal 2 – Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement. The results of the vote were:

For	Against	Abstain	Broker Non-Vote
189,833,226	48,771,219	304,482	34,213,731

Proposal 3 – Ratification of Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending April 30, 2027. The results of the vote were:

For	Against	Abstain
271,971,086	827,931	323,641

Proposal 4 – Approval of the Amendment and Restatement of Company’s 2020 Equity Incentive Plan. The Company’s stockholders approved the amendment and restatement of Company’s 2020 Equity Incentive Plan, as disclosed in the Proxy Statement. The results of the vote were:

For	Against	Abstain	Broker Non-Vote
189,747,609	48,955,225	206,093	34,213,731

No other matters were submitted for stockholder action at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C3.ai, Inc.

Dated: October 30, 2026
	By:	/s/ Thomas M. Siebel
Thomas M. Siebel
Chief Executive Officer and Chairman of the Board of Directors